GreenPoint Mortgage Funding, Inc.
      Certification Regarding Compliance with Applicable Servicing Criteria


1. GreenPoint Mortgage Funding, Inc, ("GreenPoint") is responsible for assessing compliance with the servicing criteria applicable to it under paragraph (d) of Item 1122 of Regulation AB, as of and for the 12-month period ending December 31, 2006 (the "Reporting Period"), as set forth in Appendix A hereto. The transactions covered by this report include asset backed securities transactions for which GreenPoint acted as servicer involving residential mortgage loans (the "Platform" };

2. GreenPoint has engaged certain vendors (the "Vendors") to perform specific, limited or scripted activities, and GreenPoint elects to take responsibility for assessing compliance with the servicing criteria or portion of the servicing criteria applicable to such Vendors' activities as set forth in Appendix A hereto;

3. Except as set forth in paragraph 4 below, GreenPoint used the criteria set forth in paragraph (d) of Item 112.2 of Regulation AB to assess the compliance with the applicable servicing criteria;

4. The criteria listed in the column titled "Inapplicable Servicing Criteria" on Appendix A hereto are inapplicable to GreenPoint based on the activities it performs, directly or through its Vendors, with respect to the Platform;

5. GreenPoint has complied, in all material respects, with the applicable servicing criteria as of December 31, 2006 and for the Reporting Period with respect to the Platform taken as a whole, except as described on Appendix B hereto;

6. GreenPoint has not identified and is not aware of any material instance of noncompliance by the Vendors with the applicable servicing criteria as of December 31, 2006 and for the Reporting Period with respect to the Platform taken as a whole;

7. GreenPoint has not identified any material deficiency in its policies and procedures to monitor the compliance by the Vendors with the applicable servicing criteria as of December 31, 2006 and for the Reporting Period with respect to the Platform taken as a whole; and

8. Frost & Young, a registered public accounting firm, has issued an attestation report on GreenPoint's assessment of compliance with the applicable servicing criteria for the Reporting Period.

February 28, 2007
                                GreenPoint Mortgage Funding, Inc.
                                By:/s/ Michael Defrancesco
                                -------------------------------------
                                Name: Michael DeFrancesco
                                Title: Senior Vice President,
                                Loan Administration




                                 APPENDIX A


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                               Servicing Criteria                                   Applicable Servicing           Inapplicable
                                                                                          Criteria                   Servicing
                                                                                                                      Criteria
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  Reference                                  Criteria
                                                                                                 Performed
                                                                                                    by
                                                                                                 vendor(s)
                                                                                                 for which
                                                                                  Performed      GreenPoint
                                                                                   Directly       is the
                                                                                      by        Responsible
                                                                                  GreenPoint       Party
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                  General Servicing Considerations
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                  Policies and procedures are instituted to monitor any                 X
                  performance or other triggers and events of default in
1122(d)(1)(i)     accordance with the transaction agreements.
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                  If any material servicing activities are outsourced to                X
                  third parties, policies and procedures are instituted to
                  monitor the third party's performance and compliance with
1122(d)(1)(ii)    such servicing activities.
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                  Any requirements in the transaction agreements to maintain a                                           X
1122(d)(1)(iii)   back-up servicer for the mortgage loans are maintained,
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                  A fidelity bond and errors and omissions policy is in effect          X
                  on the party participating in the servicing function
                  throughout the reporting period in the amount of coverage
                  required by and otherwise in accordance with the terms of the
1122(d)(1)(iv)    transaction agreements.
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                       Cash Collection and Administration
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                  Payments on mortgage loans are deposited into the                     X            X(1)
                  appropriate custodial bank accounts and related bank
                  clearing accounts no more than two business days following receipt, or such other number of days specified in the
1122(d)(2)(i)     transaction agreements.
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                  Disbursements made via wire transfer on behalf of an obligor          X
1122(d)(2)(ii)    or to an investor are made only by authorized personnel.
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                  Advances of funds or guarantees regarding collections, cash           X
                  flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as
1122(d)(2)(iii)   specified in the transaction agreements.
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                  The related accounts for the transaction, such as cash                X
                  reserve accounts or accounts established as a form of
                  overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the
1122(d)(2)(iv)    transaction agreements.
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                  Each custodial account is maintained at a federally insured           X
                  depository institution as set forth in the transaction
                  agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-l(b)(l) of the Securities
1122(d)(2)(v)     Exchange Act.
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                  Unissued checks are safeguarded so as to prevent unauthorized         X
1122(d)(2)(vi)    access.
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--------------------------------------------------------------------------------------------------------------------------------
                               Servicing Criteria                                   Applicable Servicing           Inapplicable
                                                                                          Criteria                   Servicing
                                                                                                                      Criteria
--------------------------------------------------------------------------------------------------------------------------------
  Reference                                  Criteria
                                                                                                 Performed
                                                                                                    by
                                                                                                 vendor(s)
                                                                                                 for which
                                                                                  Performed      GreenPoint
                                                                                   Directly       is the
                                                                                      by        Responsible
                                                                                  GreenPoint       Party
--------------------------------------------------------------------------------------------------------------------------------
                  Reconciliations are prepared on a monthly basis for all               X
                  asset-backed securities related bank accounts, including
                  custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transactidn
                  agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain
                  explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original
                  identification, or such other number of days specified in
1122(d)(2)(vii)   the transaction agreements.
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                       Investor Remittances and Reporting
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                  Reports to investors, including those to be filed with the            X
                  Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of mortgage loans serviced by the
1122(d)(3)(i)     Servicer.
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                  Amounts due to investors are allocated and remitted in                X
                  accordance with timeframes, distribution priority and other terms
1122(d)(3)(ii)    set forth in the transaction agreements.
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                  Disbursements made to an investor are posted within two               X
                  business days to the Servicer's investor records, or such
1122(d)(3)(iii)   other number of days specified in the transaction agreements.
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                  Amounts remitted to investors per the investor reports                X
                  agree with cancelled checks, or other form of payment, or
1122(d)(3)(iv)    custodial bank statements.
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                            Pool Asset Administration
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                  Collateral or security on mortgage loans is maintained as                                               X
                  required by the transaction agreements or related mortgage
1122(d)(4)(i)     loan documents.
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                  Mortgage loan and related documents are safeguarded as                X
1122(d)(4)(ii)    required by the transaction agreements.
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                  Any additions, removals or substitutions to the asset pool            X
                  are made, reviewed and approved in accordance with any
1122(d)(4)(iii)   conditions or requirements in the transaction agreements.
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                  Payments on mortgage loans, including any payoffs, made in            X            X(1)
                  accordance with the related mortgage loan documents are
                  posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in
1122(d)(4)(iv)    accordance with the related mortgage loan documents.
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                  The Servicer's records regarding the mortgage loans agree             X
                  with the Servicer's records with respect to an obligor's
1122(d)(4)(v)     unpaid principal.
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(1) The service has elected to take responsibility for assessing compliance with such servicing Criteria as permitted by the Interpretation
      17.06 of the SEC Division of Finance telephone interpretation with respect to the initial processing of each receipts at the lockbox

(2) The services will obtain an assertion of management and an acccepanying 1122 attestation report from the color performing such activities.

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                               Servicing Criteria                                   Applicable Servicing           Inapplicable
                                                                                          Criteria                   Servicing
                                                                                                                      Criteria
--------------------------------------------------------------------------------------------------------------------------------
  Reference                                  Criteria
                                                                                                 Performed
                                                                                                    by
                                                                                                 vendor(s)
                                                                                                 for which
                                                                                  Performed      GreenPoint
                                                                                   Directly       is the
                                                                                      by        Responsible
                                                                                  GreenPoint       Party
--------------------------------------------------------------------------------------------------------------------------------
                  balance.
--------------------------------------------------------------------------------------------------------------------------------
                  Changes with respect to the terms or status of an obligor's           X
                  mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorised personnel in
                  accordance with the transaction agreements and related pool
1122(d)(4)(vi)    asset documents.
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                  Loss mitigation or recovery actions (e.g., forbearance plans,         X
                  modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other
1122(d)(4)(vii)   requirements established by the transaction agreements.
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                  Records documenting collection efforts are maintained during          X
                  the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records arc maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent mortgage loans including, for
                  example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness
1122(d)(4)(viii)  or unemployment).
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                  Adjustments to interest rates or rates of return for mortgage         X
                  loans with variable rates are computed based on the related
1122(d)(4)(ix)    mortgage loan documents.
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                  Regarding any funds held in trust for an obligor (such as             X
                  escrow accounts): (A) such funds are analyzed, in accordance with the obligor's mortgage loan documents, on at least an annual basis, or such other period specified in the
                  transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days
1122(d)(4)(x)     specified in the transaction agreements.
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                  Payments made on behalf of an obligor (such as tax or                 X          X(2)
                  insurance payments) are made on or before the related
                  penalty or expiration dates, as indicated on the
                  appropriate bills or notices for such payments, provided
                  that such support has been received by the servicer at
                  least 30 calendar days prior to these dates, or such other
1122(d)(4)(xi)    number of days specified in the transaction agreements.
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                  Any late payment penalties in connection with any payment                        X(2)
                  to be made on behalf of an obligor are paid from the
                  Servicer's funds and not charged to the obligor, unless the
1122(d)(4)(xii)   late payment was due to the obligor's error or omission.
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                  Disbursements made on behalf of an obligor are posted                 X
                  within two business days to the obligor's records maintained by the servicer, or such other number of days specified in
1122(d)(4)(xiii)  the transaction agreements.
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                  Delinquencies, charge-offs and uncollectible accounts are             X
                  recognized and recorded in accordance with the transaction
1122(d)(4)(xiv)   agreements.
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                  Any external enhancement or other support, identified in Item                                           X
                  1114(a)(1) through (3) or Item 1115 of Regulation AB, is
1122(d)(4)(xv)    maintained as set forth in the transaction agreements.
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(1) The servicer has elected to take responsibility for assessing compliance: with such servicing criteria as permitted by the interpretation 17.06 of the SEC Division of Finance telephone interpretation with respect to the initial processing of cash receipts at the lockbox
(2) The will obtain an assertion of management and an accompanying 1122 attestation report (moot the vendor performing such activities.

                                  APPENDIX B


1. GreenPoint has identified the following noncompliance with servicing criteria 1122(d)(1)(i), 1122(d)(2)(iv), and 1122(d)(3)(ii) applicable to the Platform during the year ended December 31, 2006 as follows:

1122(d)(1)(i) - GreenPoint did not institute policies and procedures to monitor performance or other triggers and events of defaults in accordance with the transaction agreements.

1122(d)(2)(iv) - GreenPoint did not establish separate P&I and T&I accounts for certain securitizations which allowed funds to be commingled in various custodial accounts.

1122(d)(3)(ii) - In certain situations where GreenPoint has received mortgage insurance proceeds prior to the liquidation of the related properties, the mortgage insurance proceeds were not remitted at the time of the next regularly scheduled remittance date as required by the transaction agreements, but instead remained in the related custodial account and were remitted at the time the RED liquidation proceeds were remitted to the Master Servicer.

2.      GreenPoint has implemented the following remediation procedures:

1122(d)(1)(i) - GreenPoint has active monitoring of the entire portfolio and at investor levels but not at the securitization transaction level. GreenPoint will establish policies and procedures to monitor performance or other triggers and events of default in accordance with the transaction agreements.

1122(d)(2)(iv) - GreenPoint has separated the commingled funds and established proper custodial and escrow accounts and improved the oversight of establishing such accounts as required by the related agreements.

1122(d)(3)(ii) - GreenPoint is modifying applicable agreements to clarify that such mortgage insurance proceeds may be remitted at the time of the remittance of the REO liquidation proceeds or modifying its remittance practice to remit the mortgage insurance proceeds during the next regularly schedule remittance where required.




*Accountants' attestation report covers only paragraph 1 of this Appendix B